SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2003

                          First Sentinel Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-23809                  22-3566151
          --------                    ---------                  ----------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

                          1000 Woodbridge Center Drive
                             Woodbridge, New Jersey
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                    (Address of principal executive offices)

                                      07095
                                   ----------
                                   (Zip Code)

                                 (732) 726-9700
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              (Registrant's telephone number, including area code)

                                 Not Applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

      On September 4, 2003, First Sentinel Bancorp, Inc. (the "Company") announced that its subsidiary, First Savings Bank (the "Bank"), agreed to sell its Lawrenceville branch to Yardville National Bank, a subsidiary of Yardville National Bancorp, for an undisclosed consideration.

      The Registrant issued a press release announcing the agreement on September 4, 2003. A copy of the release is attached hereto as Exhibit 20, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following Exhibits are filed as part of this report:

      Exhibit 20 - Press Release dated September 4, 2003.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST SENTINEL BANCORP, INC.

                                       By: /s/ Christopher Martin
                                           -------------------------------------
                                           Christopher Martin
                                           President and Chief Executive Officer

DATE: September 12, 2003


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